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Exhibit 99.3

Strategic Financial Alternatives
Investor Conference Call
March 24, 2003

Forward-looking Statements

        There are forward-looking statements contained in this presentation. They use such words as "may," "will," "expect," "believe," "plan," or other similar terminology. These statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results to be materially different than those expressed or implied in such statements. These factors include, but are not limited to: risks associated with the implementation of the Company's new strategic growth plan, the availability of suitable locations and terms of the sites designated for development; legislation and government regulation including the ability to obtain satisfactory regulatory approvals; conditions beyond IHOP's control such as weather, natural disasters or acts of war or terrorism; availability and cost of materials and labor; cost and availability of capital; competition; continuing acceptance of the International House of Pancakes brand and concepts by guests and franchisees; IHOP's overall marketing, operational and financial performance; economic and political conditions; adoption of new, or changes in, accounting policies and practices; and other factors discussed from time to time in IHOP's filings with the Securities and Exchange Commission. Forward-looking information is provided by IHOP pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. In addition, IHOP disclaims any intent or obligation to update these forward-looking statements.

Conference Call Agenda

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  Overview of operating model

  •
  Strategic financial alternatives

          —    Ongoing Dividend and Share Repurchase

  •
  New segment reporting

Significant Shareholder Advantages

Determining the Right Financial Model—Alternatives Considered

Returning Cash to Shareholders

Alternatives Rejected: Sale of Franchise Fee and Equipment Receivables

  •
  Third-party discount

  •
  Significant tax liability limiting proceeds to shareholders

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  Repayment of debt including significant prepayment penalties

Alternatives Rejected: Securitization of Royalties and Receivables

  •
  Substantially increased balance sheet leverage

          —    Among the most highly leveraged in restaurant industry

  •
  High economic costs associated with transaction

          —    Transaction costs

          —    Prepayment penalty

Benefits of Ongoing Dividend and Share Repurchase

  •
  New operating model will generate substantial ongoing streams of cash.

          —    Ongoing payment reflects confidence in our operating model.

  •
  Enables company to both return cash to shareholders and invest in business-building agenda.

  •
  Share repurchases provide another vehicle to return cash to shareholders.

Segment Reporting Rationale

	Franchise Operations	Financing Operations	Rental Operations	Company Operations
Rationale	Our "core" business going forward	The business we are exiting	The non-growing business	The Company's restaurant operations
Components	• Royalty • Merchandise • Advertising • "Franchise" fee	• "Development" component of franchise fee • Interest on franchise and equipment notes	• Revenue from operating leases • Interest from capital leases	• Retail revenue from Company operated restaurants.

Segment Reporting Expectations

  •
  Core Franchise Operations are projected to grow at double digit rates through 2007 reflecting growth in overall system

          —    Unit growth and comp store growth assumptions are key drivers.

  •
  Our financing business declines in segment profit as "Development" component of franchise fee disappears after 2003 and interest on receivables declines as base receivable declines.

  •
  Even though we will be adding no new rents to our receivable position after this year, modest growth is expected due to the built in escalation clauses in existing rent deals.

Question and Answer Session

Strategic Financial Alternatives
Investor Conference Call
March 24, 2003

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Strategic Financial Alternatives Investor Conference Call March 24, 2003